Exhibit 10.9

EXECUTION VERSION

CONSENT AND ACKNOWLEDGMENT

(Other First Lien Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”), dated as of May 2, 2016, is executed by WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Other First Lien Obligations Agent (the “New Agent”), and acknowledged by BARCLAYS BANK PLC (“Barclays”) (as successor in interest to Credit Suisse AG, Cayman Islands Branch), as the Applicable First Lien Agent, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), as the Applicable Second Lien Agent, and PRIME SECURITY SERVICES BORROWER, LLC, as the Company (on behalf of itself and the other Pledgors as defined in the First Lien/Second Lien Intercreditor Agreement defined below).

This Consent is with respect to that certain First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015 (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), by Barclays, in its capacities as First Lien Facility Agent and Applicable First Lien Agent, and CS, in its capacities as Second Lien Facility Agent and Applicable Second Lien Agent; acknowledged and consented to (a) by the Company for itself and on behalf of the Pledgors, (b) by each other Other First Lien Obligations Agent, for itself and on behalf of such other Other First Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment, and (c) by each Other Second Lien Obligations Agent, for itself and on behalf of such Other Second Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the First Lien/Second Lien Intercreditor Agreement.

Reference is made to that certain Indenture, dated as of March 19, 2014 (as amended, modified or otherwise supplemented from time to time including pursuant to the First Supplemental Indenture, dated as of April 8, 2016 (the “First Supplemental Indenture), between The ADT Corporation, a Delaware corporation (the “Company”) and the New Agent) with respect to which the New Agent acts as trustee and pursuant to which Company has issued $300,000,000 of 5.250% Senior Notes due 2020.

The New Agent hereby (a) represents that it is acting in the capacity of an Other First Lien Obligations Agent for the “Secured Parties” as defined in and under the First Supplemental Indenture and (b) agrees, for itself and on behalf of such Secured Parties, to be bound by the terms of the First Lien/Second Intercreditor Agreement as if it were an Other First Lien Obligations Agent, and such Secured Parties were Other First Lien Obligations Secured Parties, as of the date of the First Lien/Second Lien Intercreditor Agreement.

The address of the New Agent for purposes of all notices and other communications hereunder and under the First Lien/Second Lien Intercreditor Agreement is as follows:

Wells Fargo Bank, National Association

150 East 42nd Street

40th Floor

New York, NY 10017

Attention: Corporation Trust Services

Facsimile No.: (917) 260-1593

THIS CONSENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

IN WITNESS WHEREOF, the undersigned has caused this Consent and Acknowledgment to be duly executed by its authorized officer as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Stefan Victory

Name:	Stefan Victory
Title:	Vice President

[Signature Page to Consent and Acknowledgment]

Acknowledged and Confirmed by, for purposes of the First Lien/Second Lien Intercreditor Agreement:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Applicable Second Lien Agent

By:	/s/ Robert Hetu

Title:	Robert Hetu
Name:	Authorized Signatory

By:	/s/ Lingzi Huang

Title:	Lingzi Huang
Name:	Authorized Signatory

BARCLAYS BANK PLC, as Applicable First Lien Agent

By:	/s/ Christopher R. Lee

Name:	Christopher R. Lee
Title:	Vice President

PRIME SECURITY SERVICES BORROWER, LLC, for itself and on behalf of the Pledgors

By:	/s/ Timothy J. Whall

Title:	President and Chief Executive Officer
Name:	Timothy J. Whall

[Signature Page to Consent and Acknowledgment]